UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2023

ASTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-7087	16-0959303
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
130 Commerce Way East Aurora, New York	14052
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (716) 805-1599
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	ATRO	NASDAQ Stock Market
Securities registered pursuant to Section 12(g) of the Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
The disclosure set forth in Item 2.03 below is incorporated in this Item 1.01 by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Astronics Corporation (the “Company”) amended its existing asset-based credit facility on October 31, 2023 by entering into the Second Amendment (the “Second Amendment”) to the Sixth Amended and Restated Credit Agreement (the “Agreement”), as amended, with HSBC Bank USA, National Association, as Agent and Co-Collateral Agent, Wells Fargo Bank, N.A., as Co-Collateral Agent, and the lenders signatory thereto. The Second Amendment extended from October 31, 2023 to January 31, 2024 the expiry of a temporary increase in the maximum aggregate amount that the Company can borrow under the revolving credit line from $115 million to $120 million. Under the terms of the Second Amendment, the Company will pay fees in an amount equal to 0.10% of each lender’s revolving credit commitment as of the date of the Second Amendment.
The above description does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, the Agreement which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on January 19, 2023 and incorporated herein by reference, and the First Amendment to the Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on June 28, 2023 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
10.1	Second Amendment to Sixth Amended and Restated Credit Agreement dated as of October 31, 2023, by and among Astronics Corporation, the other borrowers and guarantors signatory thereto, HSBC Bank USA, National Association, as Agent and Co-Collateral Agent, Wells Fargo Bank, N.A., as Co-Collateral Agent, and the lenders signatory thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astronics Corporation

Dated:	November 1, 2023	By:	/s/ David C. Burney
		Name:	David C. Burney
Executive Vice President and Chief Financial Officer